                                                                   Exhibit 10.12

                                                                 Note No. ______

                            FORM OF PROMISSORY NOTE

                               (Equipment Loan)


[Principal Amount]                                          [Date]
                                                            San Jose, California


     The undersigned ("Borrower") promises to pay to the order of VENTURE LENDING & LEASING, INC., a Maryland corporation ("Lender") at its office at 2010 North First Street, Suite 310, San Jose, California 95l3l, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of [Principal Amount] ($________), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum of eight and 75/100 percent (8.75%), and with Additional Interest in the sum of [15% of Principal Amount] ($_________) payable on the Maturity Date.

     This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan Agreement dated as of September 24, 1996, between Borrower and Lender. Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

     Principal of and interest on this Note shall be payable as follows:

     On __________, Borrower shall pay (i) a first (1st) amortization installment of principal and Basic Interest in the amount of $_________, in advance for the month of _________; and (ii) a 48th amortization installment of principal and Basic Interest in the amount of $__________ in advance for the month of _____________.

     Commencing on __________, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest shall be payable, in advance, in forty-five (45) equal consecutive installments of $_________ each, with a 46th installment equal to the entire unpaid principal balance and accrued Basic Interest on _____________. The Additional Interest amount shall be payable on ______________.

     Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

     Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                              COMPS InfoSystems, Inc.

                              By:
                                  ----------------------------
                                     Christopher A. Crane,
                                     President and CEO

                 Schedule to Promissory Note (Equipment Loan)
                 --------------------------------------------

                                                 Principal and Basic      Additional Interest
Principal Amount         Date                     Interest Due Date            Due Date
----------------         ----                     -----------------            --------
$ 836,879                09/30/96                     08/01/00                  10/01/00
  340,931                03/31/97                     02/01/01                  04/01/01
  101,788                11/18/97                     10/01/01                  12/01/01
  103,367                12/01/97                     10/01/01                  12/01/01
  116,758                12/11/97                     11/01/01                  01/01/02